American Century Municipal Trust

PROSPECTUS SUPPLEMENT

TAX-FREE MONEY MARKET FUND * TAX-FREE BOND FUND
FLORIDA MUNICIPAL MONEY MARKET FUND

Supplement dated March 12, 2004 * Prospectus dated October 1, 2003
                                  (Investor Class and Institutional Class)

THE FOLLOWING REPLACES THE SECTION Minimum Initial Investment Amounts ON PAGE 21
OF THE INVESTOR/INSTITUTIONAL CLASS PROSPECTUS.

    MINIMUM INITIAL INVESTMENT AMOUNTS (INVESTOR CLASS)

    To open an account, the minimum initial investment amounts are $2,500 for
    Florida Municipal Money Market and Tax-Free Money Market, and $5,000 for
    Tax-Free Bond. The funds are not available for retirement accounts.

SH-SPL-37609   0403